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                                 SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement      [ ] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e) (2))
    [ ] Definitive proxy statement

    [X] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        Beacon Properties Corporation
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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PROXY

                        BEACON PROPERTIES CORPORATION
                       50 ROWES WHARF, BOSTON, MA 02110
  PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints Edwin N. Sidman, Alan M. Leventhal and Lionel P. Fortin, and each of them, as Proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Beacon Properties Corporation ("Beacon") held of record by the undersigned as of the close of business on November 14, 1997, on behalf of the undersigned at the Special Meeting of Stockholders (the "Special Meeting") to be held at State Street Bank, 225 Franklin Street, Boston, Massachusetts, at 9:00 a.m., Boston time, on December 19, 1997, and at any adjournments or postponements thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                                                    SEE REVERSE
                                                                        SIDE

     PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

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[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

     1. To consider and vote upon a proposal to approve the merger (the "Merger") of Beacon with and into Equity Office Properties Trust, a Maryland real estate investment trust ("EOP"), and the Agreement and Plan of Merger, dated as of September 15, 1997, as amended (the "Agreement"), by and among Beacon, Beacon Properties, L.P., a Delaware limited partnership, EOP and EOP Operating Limited Partnership, a Delaware limited partnership. Pursuant to the Agreement, Beacon will merge with and into EOP, with EOP being the surviving company. As a result of the Merger, Beacon stockholders will be entitled to receive 1.4063 common shares of beneficial interest of EOP for each share of Beacon common stock held by them at the effective time of the Merger.

                   [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

     2. To consider and act upon any other matters that may properly be brought before the Special Meeting and at any adjournments or postponements thereof.

     The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and the Joint Proxy Statement/Prospectus related thereto prior to the execution of this proxy. The undersigned hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.


Date:                                      NOTE: Please sign exactly as your
     -------------                               name appears hereon. When
                                                 signing as attorney, executor,
                                                 administrator, trustee or
-----------------------------------              guardian, please give your
Signature                                        full title. If more than one
                                                 trustee, all should sign. If
                                                 shares are held jointly, each
Date:                                            holder should sign.
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Signature


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